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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  June 24, 2003
                          ----------------------------
                Date of report (Date of earliest event reported)

                         ASSISTED LIVING CONCEPTS, INC.
             (exact name of registrant as specified in its charter)


            NEVADA                       1-13498               93-1148702
     --------------------         --------------------     --------------------
(State or other jurisdiction of  Commission File Number      (I.R.S. Employer
incorporation or organization)                            Identification Number)

               1349 Empire Central, Suite 900, Dallas, Texas 75247
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               (Address of Principal Executive Offices) (Zip Code)

                                 (214) 424-4000
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              (Registrant's telephone number, including area code)

                                 Not Applicable

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         (Former name or former address, if changed since last report.)
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                                TABLE OF CONTENTS

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE............................1

SIGNATURES...................................................................2

EXHIBIT INDEX................................................................3

EXHIBIT 99...................................................................4
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Assisted Living Concepts, Inc. (ASLC) received a Notice of Default, dated June 24, 2003, from BNY Midwest Trust Company, the Trustee under the Indentures, dated January 1, 2002 (the "Indentures") indicating that the Company failed to comply with a nonpayment covenant under the Indentures pursuant to Sections 10.01(b) and 11.02(b), respectively, of the Senior Indenture and Junior Indenture. These covenants require the Company to deliver an annual opinion stating that all filings, recordings or other actions that are necessary to maintain the Liens under the Collateral Documents (as defined in the Indenture) have been done, or that no such action is required.

Pursuant to the Notice of Default and Indentures, the Company will have 60 days from the date of the Notice to cure the noncompliance. No Event of Default under the Indentures (as defined therein) has occurred. The Company is in the process of obtaining the required annual opinions and expects to cure the noncompliance on a timely basis.

The Indentures pertain to the 10% Senior Secured Notes due 2009 (the "Senior Notes") and the Junior Secured Notes due 2012 (the "Junior Notes").

The Company has been informed that the Trustee will also be sending a Notice, dated June 25, 2003, to the Note Holders of the Senior Notes and Junior Notes informing them that the Company did not receive prior notices sent by the Trustee and that an Event of Default for failure to comply with the annual opinion requirement has not occurred. These prior notices were not properly sent in accordance with the terms of the Indenture. The new Notice to the Note Holders is being sent to correct the earlier notice sent by the Trustee to the Note Holders.

The Company has issued a press release relating to these events, a copy of which is attached hereto as Exhibit 99.

Certain statements contained in this press release and statements made by or on behalf of Assisted Living Concepts, Inc. relating hereto, including, without limitation, statements containing the words "will," "believes," "expects," "estimates," "should," and words of similar import may be deemed to constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be affected by risks and uncertainties and other risks and uncertainties contained in the Company's filings with the Securities and Exchange Commission. The Company does not undertake any obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

EXHIBIT NO.   DOCUMENT DESCRIPTION

      99      Press Release of Assisted Living Concepts, Inc., dated June 25,
              2003.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASSISTED LIVING CONCEPTS, INC.



                                        By:          /s/ Matthew G. Patrick
                                             -----------------------------------
                                             Name:  Matthew G. Patrick
                                             Title: Senior Vice President,
                                                    Chief Financial Officer,
                                                    Secretary and Treasurer

Date: June 25, 2003


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                                  EXHIBIT INDEX

EXHIBIT NO.    DOCUMENT DESCRIPTION

      99       Press Release of Assisted Living Concepts, Inc. dated June 25,
               2003


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